December 19, 2025
Summary Prospectus

Vanguard ESG U.S. Corporate Bond ETF
Exchange-traded fund shares that are not individually redeemable and are listed on Cboe BZX Exchange, Inc.
Vanguard ESG U.S. Corporate Bond ETF Shares (VCEB)
The Fund’s statutory Prospectus and Statement of Additional Information dated December 19, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard ESG U.S. Corporate Bond ETF (the “Fund”) seeks to track the performance of a market-weighted corporate bond index that measures the investment return of investment-grade U.S. dollar-denominated bonds and is screened for certain environmental, social, and corporate governance criteria.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.12%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg MSCI US Corporate SRI Select Index (the “Target Index”). The Target Index is a subset of the Bloomberg U.S. Corporate Index, which serves as the universe of eligible bonds for use in constructing the Target Index and includes U.S. dollar-denominated, taxable, investment-grade corporate bonds. The Target Index excludes bonds with maturities of less than 1 year and with less than $750 million outstanding and is screened for certain ESG criteria by the Index Provider. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the bonds that make up the Target Index.

The Target Index excludes the bonds of companies that the Index Provider determines engage in (which may include manufacturing, owning, and operating), have a specified level of involvement in, and/or derive threshold amounts of revenue from certain activities or business segments related to the following: adult entertainment, alcohol, gambling, tobacco, nuclear weapons, controversial weapons, conventional weapons, civilian firearms, nuclear power, and thermal coal, oil, or gas. The level or type of involvement in, or amount of revenue earned from, certain activities or business segments that lead to exclusion by the Index Provider can vary from one activity or business segment to another. The Target Index also excludes the bonds of any company that, as determined by the Index Provider, does not meet certain standards defined by the Index Provider with respect to an ESG controversies assessment (which measures a company’s involvement in major ESG controversies and how well the company adheres to international norms and principles) or does not have an ESG controversies assessment score. If MSCI, the Index Provider’s data source, has insufficient or no data available to adequately assess a particular issuer relative to the Target Index’s ESG criteria, bonds of such issuer may be excluded from the Target Index until they are determined to be eligible by MSCI. Additionally, the Target Index excludes bonds of companies that fail to have at least one woman on their board of directors and companies for which the Index Provider does not have board diversity data.

The Fund invests by sampling the Target Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Target Index in terms of key risk factors and other characteristics. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• ESG Investing. As described in the Fund’s principal investment strategies, the Index Provider excludes certain securities from the Target Index based on ESG criteria. As a result, the Fund’s investments could, in the aggregate, trail the returns of other funds that use ESG criteria or underperform the market as a whole. The Index Provider’s use of ESG criteria may result in the Target Index becoming focused, at times, in a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Interpretations of what it means for a company or issuer to exhibit ESG characteristics can—and do—vary significantly across individuals, index providers, advisors, and other funds that use ESG criteria. The Index Provider’s assessment of whether or not a company or issuer meets the ESG criteria used to construct the Target Index, or the ESG criteria itself, may not align with your personal view of what it means for a company or issuer to exhibit ESG characteristics generally. Further, individual securities held by the Fund may not reflect your personal preferences, beliefs, expectations, and/or values. In order to assess a company or issuer against the ESG criteria used to construct the Target Index, the Index Provider depends on the availability of data obtained through voluntary or third-party reporting. There can be no assurance that this data will be accurate, complete, or current, which could result in an inaccurate assessment of a company or issuer.
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Additionally, because the Fund does not hold all of the securities included in the Target Index, it is subject to the risk that the representative sample of securities selected by the advisor will, in the aggregate, vary from the investment profile of the full Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• ETF Share Trading. The Fund’s ETF shares are listed for trading on Cboe BZX Exchange, Inc. and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF shares (including through a trading halt), as well as other factors, may result in ETF shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard ESG U.S. Corporate Bond ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 6.90%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.12%	December 31, 2023
Lowest	-7.35%	March 31, 2022

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard ESG U.S. Corporate Bond ETF			09/22/2020
Based on NAV
Return Before Taxes	2.17%	-1.43%
Return After Taxes on Distributions	0.35	-2.65
Return After Taxes on Distributions and Sale of Fund Shares	1.28	-1.59
Based on Market Price
Return Before Taxes	2.09	-1.39
Bloomberg MSCI U.S. Corporate SRI Select Index (reflects no deduction for fees, expenses, or taxes)	2.18%	-1.34%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25	-1.95
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2020 (co-managed since June 2025).

Jake Riley, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since June 2025.

Purchase and Sale of Fund Shares
ETF shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF shares cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

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CFA® is a registered trademark owned by CFA Institute.
“BLOOMBERG®” is a trademark and service mark of Bloomberg Finance L.P. MSCI® is a trademark and service mark of MSCI Inc. (collectively with its affiliates, “MSCI”), used under license.
Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”), including Bloomberg Index Services Limited, the index administrator (“BISL”), or Bloomberg’s licensors, including MSCI, own all proprietary rights in the Bloomberg MSCI U.S. Corporate SRI Select Index and Bloomberg U.S. Aggregate Bond Index (the “ESG Indices”).
Neither Bloomberg nor MSCI is the issuer or producer of Vanguard ESG U.S. Corporate Bond ETF (the “Fund”) and neither Bloomberg nor MSCI has any responsibilities, obligations or duties to investors in the Fund. The ESG Indices is licensed for use by for use for certain purposes by Vanguard as the issuer of the Fund. The only relationship of Bloomberg and MSCI with the issuer is the licensing of the ESG Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the issuer or the Fund or the owners of the Fund.
Investors acquire the Fund from Vanguard and investors neither acquire any interest in the ESG Indices nor enter into any relationship of any kind whatsoever with Bloomberg or MSCI upon making an investment in the Fund. The Fund are not sponsored, endorsed, sold or promoted by Bloomberg or MSCI. Neither Bloomberg nor MSCI makes any representation or warranty, express or implied, regarding the advisability of investing in the Fund or the advisability of investing in securities generally or the ability of the ESG Indices to track corresponding or relative market performance. Neither Bloomberg nor MSCI has passed on the legality or suitability of the Fund with respect to any person or entity. Neither Bloomberg nor MSCI is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Neither Bloomberg nor MSCI has any obligation to take the needs of the issuer or the owners of the Fund or any other third party into consideration in determining, composing or calculating the ESG Indices. Neither Bloomberg nor MSCI has any obligation or liability in connection with administration, marketing or trading of the Fund.
Any licensing agreement(s) between or among Bloomberg and MSCI are solely for the benefit of Bloomberg and/or MSCI and not for the benefit of the owners of the Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Fund, investors or other third parties.
NEITHER BLOOMBERG NOR MSCI SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE ESG INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE ESG INDICES. NEITHER BLOOMBERG NOR MSCI MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ESG INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR MSCI MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ESG INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE ESG INDICES, AND NEITHER BLOOMBERG NOR MSCI SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE ESG INDICES. NEITHER BLOOMBERG OR MSCI SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE ESG INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUND.

Vanguard ESG U.S. Corporate Bond ETF Shares—Fund Number 4158
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 4158 122025